UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 2, 2008

URANIUM STAR CORP.
(Exact Name of Small Business Issuer as Specified in Charter)

Nevada (State or Other Jurisdiction of Incorporation)	000-51151 (Commission File Number)	20-0803515 (IRS Employer Identification No.)

1000 – 141 Adelaide St. W., Toronto, Ontario, Canada (Address of Principal Executive Offices )	M5H 3L5 (Zip Code)

Small Business Issuer’s telephone number, including area code:   (416) 364-4986

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the small business issuer under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03.  Material Modifications to Rights of Security Holders

On April 26, 2006, the Board of Directors of Uranium Star Corp. ("Uranium Star") issued to directors, officers and consultants, 3,650,000 warrants, exercisable at $1.00 per share on or before April 26, 2009.  Those warrants had a recorded value of $1,919,072 and were classified as stock based compensation on the statement of operations.

On April 2, 2008, the Board of Directors of Uranium Star amended the 3,650,000 warrants issued to directors, officers and consultants to reflect an exercise price of $0.50 per share, on or before April 26, 2010.

Item 9.01. Financial Statements and Exhibits

None.

SIGNATURES

In accordance with the requirements of the Securities and Exchange Act of 1934, the small business issuer has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

URANIUM STAR CORP.

(Small business issuer)

Date: April 17, 2008

  /s/ J.A. Kirk McKinnon

J.A. Kirk McKinnon

President and Chief Executive Officer